UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Polar Subscription and Settlement Agreement

Previously, on December 31, 2024, ScanTech AI Systems Inc. (the “Company”) and Polar Multi-Strategy Master Fund (“Polar”) entered into a promissory note for a principal amount of $1,250,000 (the “Promissory Note”). On April 29, 2025, the Company, ScanTech Identification Beam Systems, LLC (“SIBS”), and Polar entered into a subscription and settlement agreement (the “Polar Subscription and Settlement Agreement”), which (i) terminated the Promissory Note and released all collateral subject to the Promissory Note; (ii) released all claims held by the Company, SIBS and Polar in connection with the Promissory Note effective upon filing of the Company’s amendment to the Registration Statement on Form S-1 (File No. 333-284806) filed on February 10, 2025 (the “Resale Registration Statement”); and (iii) issued 1,500,000 shares of common stock, par value $0.0001 per share of the Company (the “Common Stock”) to Polar to be registered on an amendment to the Resale Registration Statement. The Company is obligated to use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the Securities and Exchange Commission no later than August 1, 2025. In the event the Resale Registration Statement is not declared effective by August 1, 2025, the Polar Subsctiption and Settlement Agreement will be deemed null and void, and the principal amount due pursuant to the Promisisory Note shall become immediately due and payable.

The foregoing is a summary of the Polar Subscription and Settlement Agreement and is qualified in its entirety by reference to the full text of the Subscription and Settlement Agreement that is attached hereto as Exhibit 10.1 and hereby incorporated by reference herein.

Redmond Subscription and Settlement Agreement

Previously, the Company, John Redmond (“Redmond”), and NACS, LLC (“NACS” and collectively with Redmond, referred to as “Redmond”) entered into various loan agreements for a total of $2,000,000 in principal amounts (the “Redmond Loans”). On April 29, 2025, the Company, SIBS, and Redmond entered into a subscription and settlement agreement (the “Redmond Subscription and Settlement Agreement”) to (i) terminate the Redmond Loans; (ii) release the collateral subject to the Redmond Loans; (iii) release all claims held by the Company, SIBS, NACS, and Redmond; (iv) provide the opportunity for Redmond to recoup $1,200,000 in principal owed via a Section 3(a)(10) offering on or before the date of filing of the amendment to the Resale Registration Statement, and to the extent all or a portion of the $1,200,000 is not recouped via a Section 3(a)(10) offering prior to the filing of the amendment to the Resale Registration Statement, then the remaining unattained portion shall be included in shares valued at $1.00 on the amendment to the Resale Registration Statement; and (v) 800,000 shares of Common Stock to be registered on the Resale Registration Statement.

Previously, on September 5, 2023, SIBS entered into a Business Combination Agreement (the “BCA”) with Mars Acquisition Corp., a Cayman Island exempted company (“Mars”), the Company and other parties thereto, of which further closed on January 2, 2025. Pursuant to varios loan agreements between the Company, SIBS, and NACS, the Company was in default on such agreements if a closing did not occur by December 31, 2024. As such, on April 29, 2025, and effective as of January 2, 2025, the Company, SIBS, and NACS entered into a waiver and release (the “NACS Waiver”) to both extend the default date in the various loan agreements to January 2, 2025 and release all claims airisng under the various loan agreements by both parties.

The foregoing is a summary of the Redmond Subscription and Settlement Agreement and NACS Waiver are qualified in its entirety by reference to the full text of the Redmond Subscription and Settlement Agreement and NACS Waiver that is attached hereto as Exhibit 10.2 and Exhibit 10.3 and hereby incorporated by reference herein.

York Stock Issuance Agreement

Pursuant to the Fifth Amended and Restated Operating Agreement of SIBS, York Capital Management Global Advisors, LLC (“York”) received the right to receive sharing interests of the Company’s proceeds. On April 30, 2025, the Company, SIBS, and York entered into a stock issuance agreement (the “York Stock Issuance Agreement”) to both (i) release the Company and SIBS from the sharing interest granted to York; and (ii) issue York 1,700,000 shares of Common Stock of which 700,000 shares of Common Stock are to be registered on the Resale Registration Statement and 1,000,000 shares of Common Stock to be registered on a second resale registration statement by August 28, 2025.

The foregoing is a summary of the York Stock Issuance Agreement and is qualified in its entirety by reference to the full text of the York Stock Issuance Agreement that is attached hereto as Exhibit 10.4 and hereby incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

The Company expects to issue the shares underlying the Polar Subscription and Settlement Agreement, Redmond Subscription and Settlement Agreement, and York Stock Issuance Agreement in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) under the Securities Act as a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Polar Subscription and Settlement Agreement, dated April 29, 2025 entered into by and between the Company and Polar.
10.2	Redmond Subscription and Settlement Agreement, dated April 29, 2025 entered into by and between the Company and Redmond.
10.3	NACS Waiver, dated January 2, 2025, entered into by and between the Company, SIBS, and NACS.
10.4	York Stock Issuance Agreement, dated April 30, 2025 entered into by and between the Company, SIBS, and York.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2025	ScanTech AI Systems Inc.

	By:	/s/ Dolan Falconer
	Name:	Dolan Falconer
	Title:	Chief Executive Officer